IPSCO Inc.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

(refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Three Months Ended		For the Six Months Ended
		June 30	June 30	June 30	June 30
		2005	2004	2005	2004
	Plate and Coil Tons Produced (thousands)	857.7	813.6	1,675.2	1,605.0
	Finished Tons Shipped (thousands)	803.5	884.2	1,659.3	1,821.3

	Sales	$687,674	$566,446	$1,454,412	$1,070,313
	Cost of sales
	Manufacturing and raw material	437,033	408,713	916,382	810,313
	Depreciation of capital assets	20,288	21,529	40,090	41,391
		457,321	430,242	956,472	851,704
	Gross income	230,353	136,204	497,940	218,609
	Selling, research and administration	16,141	15,210	34,478	30,956
	Operating income	214,212	120,994	463,462	187,653
	Other expenses (income):
	Interest on long-term debt	9,675	13,752	20,403	29,069
	Net interest income	(3,240)	(404)	(6,023)	(1,102)
	Foreign exchange gain	(759)	(396)	(1,153)	(230)
	Other (income) expenses	80	247	(15)	729
	Loss on early extinguishment of debt	10,249	—	10,249	—
	Income before income taxes and cumulative effect of accounting change	198,207	107,795	440,001	159,187
	Income tax expense	71,354	41,410	158,380	61,812
	Income before cumulative effect of accounting change	126,853	66,385	281,621	97,375
	Cumulative effect of accounting change, net of taxes	—	14,250	—	14,250
	Net Income	$126,853	$80,635	$281,621	$111,625
	Cumulative translation adjustment	(3,681)	(12,345)	(1,722)	(31,850)
	Fair value of derivatives, net of tax	(956)	—	(3,085)	(90)
	Comprehensive Income	$122,216	$68,290	$282,984	$79,685

Earnings Per Common Share	- Basic	$2.60	$1.68	$5.71	$2.33
	- Diluted	$2.57	$1.47	$5.64	$2.02
Earnings Per Common Share impact of accounting change	- Basic	$—	$0.30	$—	$0.30
	- Diluted	$—	$0.25	$—	$0.25
	Denominator for Basic Earnings per Common Share (thousands)	48,821	47,965	49,306	47,914
	Denominator for Diluted Earnings per Common Share (thousands)	49,390	56,274	49,964	57,779

CONSOLIDATED STATEMENTS OF RETAINED EARNINGS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2005	2004	2005	2004

Retained Earnings at Beginning of Period	$1,021,299	$468,634	$884,859	$439,453
Net Income	126,853	80,635	281,621	111,625
Common Share Repurchase	(83,698)	—	(97,068)	—
Dividends on Common Shares	(5,496)	(1,771)	(10,454)	(3,580)
Retained Earnings at End of Period	$1,058,958	$547,498	$1,058,958	$547,498

IPSCO Inc.

CONSOLIDATED STATEMENTS OF CASH FLOWS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2005	2004	2005	2004
Operating Activities
Net income	$126,853	$80,635	$281,621	$111,625
Adjustments to reconcile net income to net cash flows from operating activities
Loss on early extinguishment of debt	10,249	—	10,249	—
Unrealized foreign exchange gain	(1,939)	—	(1,939)	—
Stock-based compensation	523	127	981	295
Depreciation of capital assets	20,288	21,529	40,090	41,391
Amortization of deferred charges	505	309	875	641
Deferred income taxes	4,833	38,948	44,422	50,743
Changes in operating assets and liabilities
Accounts receivable, less allowances	59,922	(31,505)	85,448	(79,668)
Inventories	(60,921)	(12,567)	(54,505)	(17,327)
Other	1,562	227	4,142	38
Accounts payable and accrued charges	(29,780)	(32,398)	(68,274)	(6,416)
Change in deferred pension liability	(747)	(1,771)	345	(943)
Income taxes recoverable/payable	48,484	13,546	(12,366)	14,217
Net cash provided by operations	179,832	77,080	331,089	114,596
Investing Activities
Expenditures for capital assets	(8,813)	(4,520)	(22,171)	(12,842)
Proceeds from (issuance of) mortgage receivable, net	370	1,717	1,827	(4,134)
Investments	71	(60)	(99)	(269)
Net cash used for investing activities	(8,372)	(2,863)	(20,443)	(17,245)
Financing Activities
Common share dividends	(5,496)	(1,771)	(10,454)	(3,580)
Common shares issued pursuant to share option plan	5,494	3,469	16,423	4,022
Common share repurchase	(104,896)	—	(121,157)	—
Retirement of preferred shares	—	(108,996)	—	(108,996)
Repayment of long-term debt	(123,248)	(34,286)	(127,837)	(38,875)
Net cash used for financing activities	(228,146)	(141,584)	(243,025)	(147,429)
Effect of exchange rate changes on cash and cash equivalents	(935)	(2,934)	1,506	1,571
Increase (decrease) in Cash and Cash Equivalents	(57,621)	(70,301)	69,127	(48,507)
Cash and Cash Equivalents at Beginning of Period	481,522	153,153	354,774	131,359
Cash and Cash Equivalents at End of Period	$423,901	$82,852	$423,901	$82,852

IPSCO Inc.

CONSOLIDATED BALANCE SHEETS (refiled under U.S. GAAP - unaudited)

(thousands of United States Dollars)

	June 30	December 31
	2005	2004
Current Assets
Cash and cash equivalents	$423,901	$354,774
Accounts receivable, less allowances	256,527	339,821
Inventories	486,846	434,436
Deferred income taxes	47,261	45,212
Other	3,925	8,212
	1,218,460	1,182,455
Non-Current Assets
Capital assets	1,045,266	1,068,589
Other	38,276	40,421
	1,083,542	1,109,010
Total Assets	$2,302,002	$2,291,465

Current Liabilities
Accounts payable and accrued charges	$177,184	$247,281
Income and other taxes payable	77,373	90,656
Current portion of long-term debt	4,223	18,107
	258,780	356,044
Long-Term Liabilities
Long-term debt	407,095	513,651
Other	31,934	31,934
Deferred income taxes	149,534	103,979
	588,563	649,564
Shareholders’ Equity
Common shares	417,174	424,826
Contributed surplus	2,481	1,489
Retained earnings	1,058,958	884,859
Accumulated other comprehensive loss	(23,954)	(25,317)
	1,454,659	1,285,857
Total Liabilities and Shareholders’ Equity	$2,302,002	$2,291,465

IPSCO Inc.

NOTES TO CONSOLIDATED INTERIM FINANCIAL STATEMENTS (unaudited)

(thousands of United States Dollars)

1.               Effective with the fourth quarter of 2005, the Company prepares its financial statements in accordance with the generally accepted accounting principles (GAAP) of the United States. The 2005 second quarter consolidated financial statements and notes are refiled in U.S. GAAP in accordance with regulatory requirements. A reconciliation of the differences between GAAP in Canada and the United States as they apply to the Company is provided in note 8.

These unaudited consolidated financial statements should be read in the context of the consolidated financial statements and notes thereto filed with the Securities and Exchange Commission in the Company’s 2005 Annual Report on Form 10-K. In the opinion of the Company, the information furnished herein reflects all known accruals and adjustments necessary for a fair statement of the results for the periods reported herein. All such adjustments are of a normal recurring nature.

2.                                       Inventories

	June 30 2005	December 31 2004
Finished goods	$195,668	$133,250
Work-in-process	147,092	156,531
Raw materials	80,524	86,218
Supplies	63,562	58,437
	$486,846	$434,436

3.               Pension cost attributable to the Company’s pension plans is as follows:

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2005	2004	2005	2004
Defined benefit plans	$2,109	$2,183	$4,856	$4,629
Defined contribution plans	947	911	2,241	1,794
	$3,056	$3,094	$7,097	$6,423

4.               The restricted shares and performance units vest at the end of three years based on continued employment and achievement of certain Company performance objectives. Restricted shares are entitled to dividends declared on common shares during the vesting period and, upon vesting, performance units are entitled to an amount equal to dividends declared during the vesting period. The fair value of the grants is being amortized to compensation expense over the vesting period. Compensation expense of $523 and $127 has been recorded in the three month periods ended June 30, 2005 and  2004, respectively. Compensation expense of $981 and $295 has been recorded in the six month periods ended June 30, 2005 and 2004, respectively.

The following table summarizes information on share capital and related matters at June 30, 2005:

	Outstanding	Vested
Common shares	48,079,675
Common shares - year-to-date weighted average	49,305,862
Common share stock options	369,170	367,502
Restricted shares	175,904	—
Performance units	145,985	—

The Company issued 301,800 and 224,684 common shares in the quarters ended June 30, 2005 and 2004, respectively, as a result of option exercises. In addition, the Company issued 15,740 shares of restricted stock in the quarter ended June 30, 2004 and 12,000 performance units in the quarters ended June 30, 2005 and 2004.

In March 2005, the Company filed a normal course issuer bid which entitles the Company to acquire approximately 4.2 million of its common shares between March 16, 2005 and March 15, 2006. All purchases will be made on the open market at the market price at the time of the purchase. All shares purchased under the bid will be cancelled. During the quarters ended June 30 and March 31, 2005, 2,199,400 and 294,000 common shares were purchased for $104.9 and $16.3 million, respectively. Through July 26, 2005, an additional 258,500 shares have been purchased under this program.

5.               In the second quarter 2005, the Company repaid in full the $71.4 million balance outstanding of the 7.32% Series B Senior Notes due April 1, 2009, including prepayment of $57.1 million, and purchased for cancellation $41.2 million of the 8.75% unsecured notes due June 1, 2013 and CDN $2.0 million of the 7.8% debentures, on the open market. The debt repayments resulted in a loss of approximately $10.2 million.

6.               The Company is organized and managed as a single business segment, being steel products, and the Company is viewed as a single operating segment by the chief operating decision maker for the purposes of resource allocation and assessing performance.

Financial information on the Company’s geographic areas follows. Sales are allocated to the country in which the third party customer receives the product.

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2005	2004	2005	2004
Sales
Canada	$171,715	$131,427	$417,224	$346,507
United States	515,959	435,019	1,037,188	723,806
	$687,674	$566,446	$1,454,412	$1,070,313

	June 30	December 31
	2005	2004
Capital Assets
Canada	$206,219	$216,254
United States	839,047	852,335
	$1,045,266	$1,068,589

	For the Three Months Ended		For the Six Months Ended
	June 30	June 30	June 30	June 30
	2005	2004	2005	2004
Sales information by product group is as follows:
Steel mill products	$449,865	$363,261	$950,354	$645,432
Tubular products	237,809	203,185	504,058	424,881
	$687,674	$566,446	$1,454,412	$1,070,313

Tubular product sales volume in the first and second quarters can be negatively impacted by weather conditions in Western Canada.

7.               Certain prior period amounts have been reclassified to conform with the current presentation.

8.               Differences between United States and Canadian generally accepted accounting principles

Reconciliation of the line items of the consolidated statements of income and cash flows and the consolidated balance sheets from U.S. GAAP to Canadian GAAP follows. Information on the nature of these adjustments is provided in Note 21 to the Company’s 2005 consolidated financial statements.

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Six Months Ended June 30, 2005				For the Six Months Ended June 30, 2004
		U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
	Plate and Coil Tons Produced (thousands)	1,675.2			1,675.2	1,605.0			1,605.0
	Finished Tons Shipped (thousands)	1,659.3			1,659.3	1,821.3			1,821.3

	Sales	$1,454,412	(a)	$(41,703)	$1,412,709	$1,070,313	(a)	$(39,130)	$1,031,183
	Cost of sales
	Manufacturing and raw material	916,382	(a)	(41,703)	881,601	810,313	(a)	(39,130)	778,641
			(b)	6,942			(b)	6,942
			(c)	(20)			(c)	516
	Depreciation of capital assets	40,090	(b)	(4,447)	38,913	41,391	(b)	(4,450)	38,709
			(d)	3,270			(d)	1,768
		956,472		(35,958)	920,514	851,704		(34,354)	817,350
	Gross income	497,940		(5,745)	492,195	218,609		(4,776)	213,833
	Selling, general and administration	34,478			34,478	30,956			30,956
	Operating income	463,462		(5,745)	457,717	187,653		(4,776)	182,877
	Other expenses (income):
	Interest on long-term debt	20,403	(b)	(4,373)	16,030	29,069	(b)	(4,524)	24,545
	Net interest income	(6,023)	(c)	5	(6,018)	(1,102)	(c)	(2)	(1,104)
	Foreign exchange gain	(1,153)		—	(1,153)	(230)		—	(230)
	Other (income) expenses	(15)	(c)	15	—	729	(c)	(514)	—
							(h)	(215)
	Loss on early extinguishment of debt	10,249		—	10,249	—		—	—
	Income before income taxes and cumulative effect of accounting change	440,001		(1,392)	438,609	159,187		479	159,666
	Income tax expense	158,380	(b)	676	157,879	61,812	(b)	620	61,951
			(d)	(1,177)			(d)	(538)
							(h)	57
	Net income before cumulative effect of accounting change	281,621		(891)	280,730	97,375		340	97,715
	Cumulative effect of accounting change, net of taxes	—		—	—	14,250	(j)	(14,250)	—
	Net Income	$281,621		$(891)	$280,730	$111,625		$(13,910)	$97,715
Earnings Per Common Share	- Basic	$5.71			$5.69	$2.33			$2.04
	- Diluted	$5.64			$5.62	$2.02			$1.78
	Denominator for Basic Earnings per Common Share (thousands)	49,306			49,306	47,914			47,914
	Denominator for Diluted Earnings per Common Share (thousands)	49,964			49,964	57,779			57,779

(a)                      Freight invoiced to customers

(b)                     2000 sale-leaseback transaction

(c)                      Joint venture

(d)                     Amortization of difference in amounts capitalized

(e)                      Translation of convenience

(f)                        Capitalization of interest

(g)                     Capitalization of commissioning costs

(h)                     Derivatives

(i)                         Minimum pension liability

(j)                         Change in accounting policy

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

(thousands of United States Dollars except for share, per share and ton data)

		For the Three Months Ended June 30, 2005				For the Three Months Ended June 30, 2004
		U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
	Plate and Coil Tons Produced (thousands)	857.7			857.7	813.6			813.6
	Finished Tons Shipped (thousands)	803.5			803.5	884.2			884.2

	Sales	$687,674	(a)	$(20,962)	$666,712	$566,446	(a)	$(18,171)	$548,275
	Cost of sales
	Manufacturing and raw material	437,033	(a)	(20,962)	419,660	408,713	(a)	(18,171)	394,374
			(b)	3,471			(b)	3,471
			(c)	118			(c)	361
	Depreciation of capital assets	20,288	(b)	(2,223)	19,662	21,529	(b)	(2,225)	20,188
			(c)	(38)			(d)	884
			(d)	1,635
		457,321		(17,999)	439,322	430,242		(15,680)	414,562
	Gross income	230,353		(2,963)	227,390	136,204		(2,491)	133,713
	Selling, general and administration	16,141			16,141	15,210			15,210
	Operating income	214,212		(2,963)	211,249	120,994		(2,491)	118,503
	Other expenses (income):
	Interest on long-term debt	9,675	(b)	(2,179)	7,496	13,752	(b)	(2,251)	11,501
	Net interest income	(3,240)			(3,240)	(404)	(c)	(2)	(406)
	Foreign exchange gain	(759)			(759)	(396)			(396)
	Other (income) expenses	80	(c)	(80)	—	247	(c)	(359)	—
							(h)	112
	Loss on early extinguishment of debt	10,249		—	10,249	—		—	—
	Income before income taxes and cumulative effect of accounting change	198,207		(704)	197,503	107,795		9	107,804
	Income tax expense	71,354	(b)	335	71,101	41,410	(b)	307	41,418
			(d)	(588)			(d)	(269)
							(h)	(30)
	Net Income before cumulative effect on accounting change	126,853		(451)	126,402	66,385		1)	66,386
	Cumulative effect of accounting change, net of taxes	—		—	—	14,250	(j)	(14,250)	—
	Net Income	$126,853		$(451)	$126,402	$80,635		$(14,249)	$66,386
Earnings Per Common Share	- Basic	$2.60			$2.59	$1.68			$1.38
	- Diluted	$2.57			$2.56	$1.47			$1.22
	Denominator for Basic Earnings per Common Share (thousands)	48,821			48,821	47,965			47,965
	Denominator for Diluted Earnings per Common Share (thousands)	49,390			49,390	56,274			56,274

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

(thousands of United States Dollars)

	For the Six Months Ended June 30, 2005				For the Six Months Ended June 30, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Operating Activities
Net income	$281,621		$(891)	$280,730	$111,625		$(13,910)	$97,715
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation of capital assets	40,090		(1,177)	38,913	41,391		(2,682)	38,709
Amortization of deferred charges	875			875	641			641
Stock based compensation	981			981	295			295
Deferred income taxes	44,422	(b)	676	43,921	50,743	(b)	620	44,449
		(d)	(1,177)			(d)	(538)
						(h)	57
						(j)	(6,433)
Unrealized foreign exchange gain	(1,939)			(1,939)	—			—
Loss on early extinguishment of debt	10,249			10,249	—			—
Changes in operating assets and liabilities
Accounts receivable	85,448	(c)	31	85,479	(79,668)	(c)	(358)	(80,026)
Inventories	(54,505)	(c)	17	(54,488)	(17,327)	(c)	(64)	(17,391)
Other current assets	4,142			4,142	38			38
Accounts payable and accrued charges	(68,274)	(b)	(2,020)	(70,328)	(6,416)	(b)	(2,171)	16,562
		(c)	(34)			(c)	308
						(h)	(215)
						(j)	25,056
Change in deferred pension liability	345			345	(943)			(943)
Income and other taxes payable	(12,366)			(12,366)	14,217	(j)	(3,699)	10,518
Net cash provided by operations	331,089		(4,575)	326,514	114,596		(4,029)	110,567
Investing Activities
Expenditures for capital assets, net of litigation settlement	(22,171)	(c)	(94)	(22,265)	(12,842)	(c)	(334)	(13,176)
Proceeds from (issuance of) mortgage receivable, net	1,827			1,827	(4,134)			(4,134)
Investments	(99)	(c)	99	—	(269)	(c)	269	—
Net cash used for investing activities	(20,443)		5	(20,438)	(17,245)		(65)	(17,310)
Financing Activities
Common shares issued pursuant to share option plan	16,423			16,423	4,022			4,022
Common share dividends	(10,454)			(10,454)	(3,580)			(3,580)
Common share repurchase	(121,157)			(121,157)	—			—
Retirement of preferred shares	—	—		—	(108,996)			(108,996)
Repayment of long-term debt	(127,837)	(b)	4,589	(123,248)	(38,875)	(b)	4,589	(34,286)
Net cash (used for) provided by financing activities	(243,025)		4,589	(238,436)	(147,429)		4,589	(142,840)
Effect of exchange rate changes on cash and cash equivalents	1,506			1,506	1,571	(j)	(674)	897
Increase (decrease) in Cash and Cash Equivalents	69,127		19	69,146	(48,507)		(179)	(48,686)
Cash and Cash Equivalents at Beginning of Period	354,774	(c)	303	355,077	131,359	(c)	208	131,567
Cash and Cash Equivalents at End of Period	$423,901		$322	$424,223	$82,852		$29	$82,881

CONSOLIDATED STATEMENTS OF CASHFLOWS (unaudited)

(thousands of United States Dollars)

	For the Three Months Ended June 30, 2005				For the Three Months Ended June 30, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Operating Activities
Net income	$126,853		$(451)	$126,402	$80,635		$(14,249)	$66,386
Adjustments to reconcile net income to net cash flows from operating activities
Depreciation of capital assets	20,288		(626)	19,662	21,529		(1,341)	20,188
Amortization of deferred charges	505			505	309			309
Stock based compensation	523			523	127			127
Deferred income taxes	4,833	(b)	335	4,580	38,948	(b)	307	32,523
		(d)	(588)			(d)	(269)
						(h)	(30)
						(j)	(6,433)
Unrealized foreign exchange gain	(1,939)			(1,939)	—			—
Loss on early extinguishment of debt	10,249			10,249	—			—
Changes in operating assets and liabilities
Accounts receivable	59,922	(c)	(124)	59,798	(31,505)	(c)	(286)	(31,791)
Inventories	(60,921)	(c)	(15)	(60,936)	(12,567)	(c)	(32)	(12,599)
Other current assets	1,562			1,562	227			227
Accounts payable and accrued charges	(29,780)	(b)	1,292	(28,329)	(32,398)	(b)	1,220	(5,825)
		(c)	159			(c)	185
						(h)	112
						(j)	25,056
Change in deferred pension liability	(747)			(747)	(1,771)			(1,771)
Income and other taxes payable	48,484	(c)	(155)	48,329	13,546	(j)	(3,711)	9,835
Net cash provided by operations	179,832		(173)	179,659	77,080		529	77,609
Investing Activities
Expenditures for capital assets, net of litigation settlement	(8,813)	(c)	(46)	(8,859)	(4,520)	(c)	(39)	(4,559)
Proceeds from (issuance of) mortgage receivable, net	370			370	1,717			1,717
Investments	71	(c)	(71)	—	(60)	(c)	60	—
Net cash used for investing activities	(8,372)		(117)	(8,489)	(2,863)		21	(2,842)
Financing Activities
Common shares issued pursuant to share option plan	5,494			5,494	3,469			3,469
Common share dividends	(5,496)			(5,496)	(1,771)			(1,771)
Common share repurchase	(104,896)			(104,896)	—			—
Retirement of preferred shares	—			—	(108,996)			(108,996)
Repayment of long-term debt	(123,248)			(123,248)	(34,286)			(34,286)
Net cash (used for) provided by financing activities	(228,146)		—	(228,146)	(141,584)		—	(141,584)
Effect of exchange rate changes on cash and cash equivalents	(935)			(935)	(2,934)	(j)	(674)	(3,608)
Increase (decrease) in Cash and Cash Equivalents	(57,621)		(290)	(57,911)	(70,301)		(124)	(70,425)
Cash and Cash Equivalents at Beginning of Period	481,522	(c)	612	482,134	153,153	(c)	153	153,306
Cash and Cash Equivalents at End of Period	$423,901		$322	$424,223	$82,852		$29	$82,881

CONSOLIDATED BALANCE SHEETS (unaudited)

(thousands of United States Dollars)

	June 30, 2005				December 31, 2004
	U.S. GAAP	Ref	Amount	Canadian GAAP	U.S. GAAP	Ref	Amount	Canadian GAAP
Current Assets
Cash and cash equivalents	$423,901	(c)	$322	$424,223	$354,774	(c)	$303	$355,077
Accounts receivable, less allowances	256,527	(c)	284	250,262	339,821	(c)	315	338,590
		(h)	(6,549)			(h)	(1,546)
Inventories	486,846	(c)	73	486,919	434,436	(c)	90	434,526
Future income taxes	47,261			47,261	45,212			45,212
Other	3,925			3,925	8,212			8,212
	1,218,460		(5,870)	1,212,590	1,182,455		(838)	1,181,617
Non-Current Assets
Capital assets	1,045,266	(b)	(117,252)	1,053,381	1,068,589	(b)	(121,699)	1,075,512
		(c)	2,490			(c)	2,475
		(d)	(3,258)			(d)	12
		(f)	13,902			(f)	13,902
		(g)	112,233			(g)	112,233
Other	38,276	(c)	(2,967)	35,309	40,421	(c)	(2,661)	37,760
	1,083,542		5,148	1,088,690	1,109,010		4,262	1,113,272
Total Assets	$2,302,002		$(722)	$2,301,280	$2,291,465		$3,424	$2,294,889

Current Liabilities
Accounts payable and accrued charges	$177,184	(b)	$(9,915)	$167,471	$247,281	(b)	$(7,895)	$239,908
		(c)	202			(c)	522
Income and other taxes payable	77,373			77,373	90,656			90,656
Current portion of long-term debt	4,223	(b)	(4,223)	—	18,107	(b)	(3,821)	14,286
	258,780		(13,936)	244,844	356,044		(11,194)	344,850
Long-Term Liabilities
Long-term debt	407,095	(b)	(115,607)	291,488	513,651	(b)	(120,598)	393,053
Other	31,934	(i)	(31,934)	—	31,934	(i)	(31,934)	—
Future income taxes	149,534	(b)	4,552	210,485	103,979	(b)	3,876	167,348
		(d)	(1,581)			(d)	(405)
		(f)	5,172			(f)	5,172
		(g)	41,751			(g)	41,751
		(h)	(2,388)			(h)	(470)
		(i)	13,445			(i)	13,445
	588,563		(86,590)	501,973	649,564		(89,163)	560,401
Shareholders’ Equity
Common shares	417,174	(e)	(40,733)	376,441	424,826	(e)	(40,733)	384,093
Contributed surplus	2,481			2,481	1,489			1,489
Retained earnings	1,058,958	(b)	7,945	1,096,738	884,859	(b)	6,743	923,530
		(d)	(1,677)			(d)	416
		(e)	(47,700)			(e)	(47,700)
		(f)	8,730			(f)	8,730
		(g)	70,482			(g)	70,482
Accumulated other comprehensive loss/	(23,954)	(e)	88,433	78,803	(25,317)	(e)	88,433	80,526
Cumulative translation adjustment		(h)	(4,161)			(h)	(1,076)
		(i)	18,485			(i)	18,486
	1,454,659		99,804	1,554,463	1,285,857		103,781	1,389,638
Total Liabilities and Shareholders’ Equity	$2,302,002		$(722)	$2,301,280	$2,291,465		$3,424	$2,294,889

The Company has reclassified amounts previously reported as long-term deferred tax assets to long-term deferred tax liabilities.  The reclassification was for $6,165 at June 30, 2005 and for $54,034 at December 31, 2004.